EXHIBIT 99.1

THIRD AMENDMENT TO CREDIT AGREEMENT

     THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is dated as of October 7, 2004. The parties hereto are DOCUCORP INTERNATIONAL, INC., a Delaware corporation (“Borrower”), and COMERICA BANK, successor-by-merger with Comerica Bank-Texas (“Bank”).

RECITALS:

     A Upon and subject to the terms of that certain Credit Agreement dated effective as of January 31, 2002, by and between Borrower and Bank (as amended or supplemented, the “Credit Agreement”), Bank has heretofore provided Borrower certain credit facilities.

     B Bank and Borrower desire to enter into this Amendment to provide for certain modifications to the Credit Agreement as more particularly set forth herein.

AGREEMENTS:

     In consideration of the premises and the mutual agreements herein set forth, Borrower and Bank hereby agree as follows:

Article I Amendments to Credit Agreement

     Section 1.01. Defined Terms.

     (a) Section 1.1 of the Credit Agreement is hereby amended to amend and restate in the entirety the definitions of “Permitted Acquisition Debt”, “Revolving Credit Maturity Date” and “Revolving Credit Maximum Amount” to read as follows:

“‘Permitted Acquisition Debt’ shall mean all Debt, including the Indebtedness, that is assumed or incurred in connection with Permitted Acquisitions; provided that (a) the aggregate amount of such Debt assumed or incurred by Borrower shall not exceed the Permitted Acquisition Consideration Limit, and (b) any such Debt (other than the Indebtedness and the Seller Note Debt) that is incurred as part of the consideration for a Permitted Acquisition (i) shall have a final maturity date following the later of the Term Loan Maturity Date and the Revolving Credit Maturity Date then in effect and (ii) shall be incurred on arms-length market terms.”

“‘Revolving Credit Maturity Date’ shall mean August 31, 2006 or such earlier date on which the entire unpaid principal amount of all Revolving Loans becomes due and payable whether by the lapse of time, demand for payment, acceleration or otherwise; provided, however, if any such date is not a Business Day, then the Revolving Credit Maturity Date shall be the next succeeding Business Day.”

“‘Revolving Credit Maximum Amount’ shall mean TEN MILLION DOLLARS ($10,000,000).”

     (b) Section 1.1 of the Credit Agreement is hereby amended to add the definitions of “Permitted Acquisition Consideration Limit” and “Third Amendment” (in alphabetical order) to read as follows:

“‘Permitted Acquisition Consideration Limit’ shall mean the aggregate amount of $20,000,000; provided that the sum of (a) the cash portion of such amount, plus (b) Seller Note Debt shall not exceed $10,000,000.”

“‘Seller Note Debt’ means the Debt portion of the Permitted Acquisition Consideration Limit incurred by Borrower as part of the consideration for a Permitted Acquisition that has a final maturity date before the later of the Term Loan Maturity Date and the Revolving Credit Maturity Date.”

“‘Third Amendment’ shall mean that certain Third Amendment to Credit Agreement dated as of October 7, 2004, by and between Borrower and Bank.”

     (c) The definition of “Net Income” in Section 1.1 of the Credit Agreement is hereby amended to amend and restate clause (b) thereof in its entirety to read as follows:

“(b) any non-cash charges due to a change in accounting principles as determined by GAAP (other than impairment charges to goodwill associated with Permitted Acquisitions);”

     (d) The definition of “Permitted Acquisitions” in Section 1.1 of the Credit Agreement is hereby amended to amend and restate the last sentence thereof in its entirety to read as follows:

“Furthermore, (i) prior to and after giving effect to any such purchase or acquisition no Default or Event of Default shall have occurred and be continuing, (ii) all representations and warranties shall be true and correct as if restated immediately following the consummation of such purchase or acquisition, and (iii) in no event may the total consideration for all Permitted Acquisitions consummated after October 7, 2004 exceed the Permitted Acquisition Consideration Limit.”

     Section 1.02. Stock Repurchases. Section 5.1 of the Credit Agreement is hereby amended to replace the reference to “$500,000” with “$3,000,000”.

     Section 1.03. Debt. Section 5.3 of the Credit Agreement is hereby amended to amend clause (vi) thereof in its entirety to read as follows:

“(vi) Permitted Acquisition Debt, but only if prior to and after giving effect to any assumption or incurrence of such Permitted Acquisition Debt no Default or Event of Default shall have occurred and be continuing.”

     Section 1.04. Events of Default. Section 6.1 of the Credit Agreement is hereby amended (a) to change clause “(f)” to clause “(g)” and (b) to insert a new clause (f) thereto immediately following clause (e) thereof to read as follows:

“(f) failure by Borrower or any Guarantor to pay when due any of its Debt (other than the Indebtedness) to the Bank or default in the observance or performance of any term, covenant or condition in any document evidencing, securing or relating to such Debt;”

Article II Guarantor’s Consent

     Section 2.01. Guarantors Consent. EZPower Systems, Inc., a Delaware corporation, FormMaker Software, Inc., a Georgia corporation, Maitland Software, Inc., a Maine corporation, and Image Sciences, Inc., a Texas corporation, (collectively, the “Guarantors”) hereby join in this Amendment to evidence Guarantors’ consent to the execution of this Amendment, to confirm that the Guaranty dated January 31, 2002, executed by the Guarantors (the “Guaranty”) applies and shall continue to apply to all obligations of Borrower under the Loan Documents as amended by this Amendment and to acknowledge that without such consent and confirmation, Bank would not execute this Amendment. Notwithstanding any payment or payments made by Guarantors under the Guaranty or any set-off or application of Guarantors’ funds by Bank, Guarantors shall never be subrogated in any of Bank’s rights against Borrower or any Collateral as defined in any security agreement executed by Borrower for the benefit of Bank, or offset rights held by Bank for payment of the Indebtedness of Borrower to Bank, nor shall Guarantors have any right of indemnity, reimbursement or contribution against Borrower for Guarantors’ payment of any part of the Indebtedness of Borrower to Bank until complete performance of all of the obligations of Borrower and other applicable parties under the Loan Documents and final termination of Bank’s obligation—if any—to make any further advances under the Note or provide any other financial accommodations to Borrower or any other applicable party under the Loan Documents. Guarantors agree that he shall never be entitled to be subrogated to any of Bank’s rights against Borrower or any Collateral or offset rights held by Bank for payment of the Indebtedness of Borrower to Bank until complete performance of all of the obligations of Borrower and other applicable parties under the Loan Documents and final termination of Bank’s obligation—if any—to make any further advances under the Note or provide any other financial accommodations to Borrower or any other applicable party under the Loan Documents. The provisions of this paragraph shall control over any inconsistent provision set forth in the Guaranty.

Article III Conditions Precedent

     Section 3.01. Conditions Precedent. The effectiveness of this Amendment and the agreement by the Bank to modify the Credit Agreement as herein provided are subject to satisfaction of the following conditions precedent, unless waived in writing by the Bank:

(a) The representations and warranties contained herein or in any Loan Documents shall be true and correct as of the date hereof and thereof, as if made on the date hereof.

(b) No Event of Default shall have occurred and be continuing and no Default shall exist, unless such Event of Default or Default has been specifically waived in writing by Bank.

(c) Borrower shall have delivered, or cause to be delivered to Bank a Secretary’s Certificate from the secretary or assistant secretary of Borrower certifying and attaching appropriate corporate resolutions regarding the transactions contemplated hereby and statements of incumbency.

(d) Borrower shall have delivered, or cause to be delivered to Bank a Secretary’s Certificate from the secretary or assistant secretary of each Guarantor certifying and attaching appropriate corporate resolutions regarding the transactions contemplated hereby and statements of incumbency.

(e) Borrower shall have delivered, or cause to be delivered to Bank the a counterpart of this Amendment dated as of even date herewith, executed by Borrower.

(f) Borrower shall have delivered, or cause to be delivered to Bank, the Amended and Restated Master Revolving Note dated as of even date herewith, in form and content acceptable to Bank, in Bank’s sole discretion, executed by Borrower.

(g) Borrower shall have delivered, or cause to be delivered to Bank such other documents relating to the transactions contemplated under this Amendment as Bank may reasonably request.

Article IV Defined Terms

     Section 4.01. Defined Terms. Each capitalized term not otherwise defined herein shall have the meaning assigned to such term in the Credit Agreement.

Article V Ratification, Representations and Warranties

     Section 5.01. Ratification. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Credit Agreement and any other Loan Document, and except as expressly modified and superseded by this Amendment, the terms and provisions of the Credit Agreement and the other Loan Documents are ratified and confirmed and shall continue in full force and effect. Borrower and Bank agree that the Credit Agreement, as amended hereby, and the other Loan Documents shall continue to be legal, valid, binding and enforceable in accordance with their respective terms. The Liens are hereby ratified and confirmed as continuing to secure payment of the Notes. Nothing herein shall in any manner diminish, impair or extinguish the Notes, any of the Indebtedness evidenced thereby, any of the other Loan Documents or the Liens.

     Section 5.02. Representations and Warranties. Borrower hereby represents and warrants to Bank that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate any organizational document of Borrower, (ii) the representations and warranties contained in the Credit Agreement, as amended hereby, and any other Loan Document are true and correct on and as of the date hereof as though made on and as of the date hereof, except to the extent such representations and warranties relate to an earlier date and (iii) Borrower is in full compliance with all covenants and agreements contained in the Credit Agreement, as amended hereby.

Article VI Miscellaneous

     Section 6.01. Survival of Representations and Warranties. All representations and warranties made in the Credit Agreement or any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall Survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Bank or any closing shall affect the representations and warranties or the right of Bank to rely upon them.

     Section 6.02. Reference to Credit Agreement. Each of the Loan Documents, including the Credit Agreement and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Credit Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Credit Agreement shall mean a reference to the Credit Agreement, as amended hereby.

     Section 6.03. Expenses of Bank. As provided in the Credit Agreement, Borrower agrees to pay on demand all reasonable costs and expenses incurred by Bank in connection with the preparation, negotiation and execution of this Amendment and the other Loan Documents executed pursuant hereto and any and all amendments, modifications, and supplements thereto, including, without limitation, the reasonable costs and fees of Bank’s legal counsel, and all reasonable costs and expenses incurred by Bank in connection with the enforcement or preservation of any rights under the Credit Agreement, as amended hereby, or any other Loan Document, including, without limitation, the reasonable costs and fees of Bank’s legal counsel.

     Section 6.04. Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 6.05. APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN DALLAS, TEXAS, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.

     Section 6.06. Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Bank and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Bank.

     Section 6.07. Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

     Section 6.08. Effect of Waiver. No consent or waiver, express or implied, by Bank to or for any breach of or deviation from any covenant or condition of the Credit Agreement shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.

     Section 6.09. Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

     Section 6.10. RELEASE. BORROWER AND GUARANTORS HEREBY VOLUNTARILY AND KNOWINGLY RELEASE AND FOREVER DISCHARGE BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, FROM ALL POSSIBLE CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, DAMAGES, COSTS, EXPENSES, AND LIABILITIES WHATSOEVER, KNOWN OR UNKNOWN, ANTICIPATED OR UNANTICIPATED, SUSPECTED OR UNSUSPECTED, FIXED, CONTINGENT, OR CONDITIONAL, AT LAW OR IN EQUITY, ORIGINATING IN WHOLE OR IN PART ON OR BEFORE THE DATE THIS AMENDMENT IS EXECUTED, WHICH BORROWER AND/OR GUARANTORS MAY NOW OR HEREAFTER HAVE AGAINST BANK, ITS PREDECESSORS, AGENTS, EMPLOYEES, SUCCESSORS AND ASSIGNS, IF ANY, AND IRRESPECTIVE OF WHETHER

ANY SUCH CLAIMS ARISE OUT OF CONTRACT, TORT, VIOLATION OF LAW OR REGULATIONS, OR OTHERWISE, AND ARISING FROM ANY “ADVANCES”, INCLUDING, WITHOUT LIMITATION, ANY CONTRACTING FOR, CHARGING, TAKING, RESERVING, COLLECTING OR RECEIVING INTEREST IN EXCESS OF THE HIGHEST LAWFUL RATE APPLICABLE, THE EXERCISE OF ANY RIGHTS AND REMEDIES UNDER THE CREDIT AGREEMENT, OR THE OTHER LOAN DOCUMENTS, AND NEGOTIATION FOR AND EXECUTION OF THIS AMENDMENT.

NOTICE PURSUANT TO TEX. BUS. & COMM. CODE §26.02

THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF, INCLUDING THE GUARANTY, TOGETHER CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

[Signature Page to Follow]

     EXECUTED to be effective as of the date first set forth above.

BANK:

Comerica Bank

By: Jeffrey D. Bundy Assistant Vice President

BORROWER:

DocuCorp International, Inc.

By: John Gray, Senior Vice President Finance and Administration

GUARANTORS:

EZPower Systems, Inc.

By: John Gray, Senior Vice President Finance and Administration

FormMaker Software, Inc.

By: John Gray, Senior Vice President Finance and Administration

Maitland Software, Inc.

By: John Gray, Senior Vice President Finance and Administration

Image Sciences, Inc.

By: John Gray, Senior Vice President Finance and Administration